PROS Holdings Q4 2018

Disclaimer / Forward-Looking Statements Included in this presentation are forward-looking statements including, but not limited to, those related to earnings, addressable market and other financial projections. These predictions, estimates, and other forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed or implied in this presentation. We refer you to the documents we file with the Securities and Exchange Commission, which identify and discuss important factors that could cause actual results to differ materially from those discussed in these forward-looking statements. All statements included in these materials are based upon information known as of the date hereof, and PROS Holdings assumes no obligation to update any such statements, except as required by law. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as useful tools for assessing the comparability between periods as well as company by company. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Further information relevant to the interpretation of non-GAAP financial measures, and reconciliations of these non-GAAP financial measures to the most comparable GAAP measures, may be found in the Appendix to this presentation.

Our Vision To be the dynamic AI platform powering commerce in the digital economy

Business Overview

PROS at a Glance $197mm 95%+ 57% 2018 2018 Customer Gross 2018 Subscription Total Revenue Revenue Retention Rate Revenue Growth 81% $30B+ ~1Tn Recurring Revenue Total Estimated Transactions as a % of 2018 Total Revenue Addressable Market processed annually ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

Our Heritage of Innovation and Execution

500
Person Years of Science Investment

20+
Proprietary Algorithms

Cutting Edge use of Platform Technology and Compute Power

Accelerated Innovation in the Cloud

- Product
- Science
- Platform & Integration

Omnichannel Optimization
E-commerce
Monet-AI Personal Assistant
Shopping & Merchandising
Cognitive Computing
Opportunity Detection
Cloud First Platform
Group Sales Optimization
Constraint Satisfaction, Dynamic and Linear Programming
Supply and Network Optimization
Configure, Price, Quote
CRM Integration
1st Cloud Offerings
Real-Time Dynamic Pricing
Deal Optimization
ERP Integration
Zero Code Platform
B2B
Common Platform
Application of Machine Learning, Proprietary Algorithms, and Bayesian Forecasting
Revenue Management & Forecasting

PROS.

©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

PROS.

6

B2B and B2C Expectations are Converging Customer Expectations Across Channels Simple Personalized Consistent Configurable Channel Fluidity What It Takes To Achieve Powered By The Top Level Across All Channels + AI Sophistication Scale page 7 ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

The Digital Economy has Brought About an Inflection Point Today’s market has trained us to expect more… Historical Commerce Challenges: % % Lack of customer 74 68 insights, preferences of B2B buyers prefer to prefer to conduct research online as opposed to with a and buying patterns buy online when they have decided what to buy sales rep Negotiated pricing with limited transparency …and modern data science is finally able to deliver at scale: Complex quoting process with little visibility Labor intensive AI uses vast user-data to Enables predictive Results in a better influence choices suggestions and price informed marketplace intelligence Source: “Make Omnichannel Real In B2B Commerce”, July 2018, Forrester page 8 ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

PROS’ Solutions Power Companies to Compete and Win in Today’s Digital Economy ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

CRM Cross-sell Web Merchandising Buyer Social DIGITAL Configuration Products & Offers CHANNELS Quoting & Shopping Cart Mobile Tablet eCommerce Price Optimization Sales TRADITIONAL Dynamic Pricing CHANNELS Partners Demand Forecasting PROS Stores Price Management Provides Intelligence ERP Supply Optimization to Commerce Opportunity Identification ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

…With Powerful, Flexible, Self-Learning AI Cross-industry capabilities Automotive Chemicals Food & B2B Services Healthcare Technology Travel & Industrial & Energy Consumables Without manual intervention Predicts, Understands Learns from Personalizes prescribes, Improves a user’s data and and adapts and continuously context actions automates Enables users to make MonetTM better decisions based on: + + All the information Computational power Machine learning and PROS Artificial Intelligence Analyst available of the cloud other algorithms page 11 ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

We Power Commerce for Leading Enterprises Across Industries Automotive Chemicals Food & B2B Services Healthcare Technology Travel & Industrial & Energy Consumables 1 of top 3 2 of top 7 1 of top 3 1 of top 3 2 of top 5 1 of top 4 16 out of 20 global heavy sanitary services chemicals privately held global pharma software companies of the best global equipment companies companies companies in U.S. companies airlines manufacturer 1 of top 5 1 of top 3 1 of top 3 2 of top 7 1 of top 3 3 of top 10 U.S. electronics global railway 2 of top 4 European insurance global oil and paper producing global medical device components companies U.S. auto parts companies gas companies companies companies distributors companies 2 of top 3 U.S. car rental companies Select Customers page 12 ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

PROS drives Tangible Results for Customers

HP Inc.

$400 million

19% revenue improvement, resulting in **$400 million** incremental revenue

Fonterra

~$80 million

average per year

"We've improved the value of optimization by somewhere **around $20 million dollars** per quarter"

Greyhound

2-3%

2-3% lift compared to control groups

©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

PROS.

PROS’ TAM is Massive, Global, and Growing Underpenetrated, $30B+ addressable market(1) Strategic Industries Emerging Industries $9B and Geographies + $21B and Geographies $2.4B Automotive & Industrial $1.0B B2B Services $1.6B Food & Consumables $800mm Technology $1.3B Healthcare $700mm Chemicals & Energy $1.2B Travel Note: (1) Estimated TAM represents our global total revenue and market opportunity and does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors. page 14 ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

Numerous Vectors for Growth Continued Product Innovation Strategic M&A Land New Logos Migrate Legacy Cross/Up-Sell Customers to Cloud Existing Customers page 15 ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

Summary: Business Highlights • Leading end-to-end AI platform powering digital commerce • We believe the massive market opportunity is at an inflection point • Real-time, mission critical solutions delivering powerful customer ROI • Loyal customer base consisting of leading blue-chip companies • Deep competitive moat built through 30 years of AI leadership • Rapidly growing, highly visible subscription revenue • Strong culture of innovation and execution ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

Financial Overview

Then vs. Now 2013 Subscription 2018 License 6% 2% Services Recurring Revenue 17% Recurring Revenue License 38% 81% 28% Maintenance Subscription Revenue + support 48% 32% Maintenance + support Services 33% 33% $145mm $197mm YoY Subscription 2% 57% revenue growth 95% of all software bookings (#) in the cloud Sales motion Upfront perpetual license / maintenance Land-and-Expand Implementation 6-9 months 1 – 4 months cycle (B2B) page 18 ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

Strong and Consistent Cloud Growth Trajectory ($mm) Subscription Revenue ARR 189 Recurring Revenue 160 58% CAGR 95 24% CAGR 22% CAGR 161 130 122 107 61 38 2016 2017 2018 2016 2017 2018 2016 2017 2018 Note: ARR is one of PROS key performance metrics and should be viewed independently of revenue or other similar GAAP measure. ARR is defined, as of a specific date, as contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements recognized as license revenue in accordance with GAAP. Estimated ARR does not represent actual market or revenue opportunity, and such estimates may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors. page 19 ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

Fourth Quarter Earnings Recap 4Q-18 Financial Results Efficient Expansion 4Q-18 Top line velocity… $mm (except per share) 4Q-18 4Q-17 Delta Guidance Delta at midpoint Total Revenue 52.6 46.3 +14% 50.5 +4% 40%+ YoY Increase in B2B deal volume Subscription Revenue 28.3 19.1 +48% 26.50 +7% ’18 vs ‘17 Adjusted EBITDA (2.0) (4.9) +59% (4.5) +56% …Compounded by Margin Improvement Free Cash Flow 14.1 3.6 +287% na na 862 bps Quarterly Subscription Margin YoY improvement Non-GAAP Loss Per Share $(0.06) $(0.13) +54% $(0.13) +54% 1 For a reconciliation of GAAP to Non-GAAP metrics refer to the appendix page 20 ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

Path Toward Long-Term Model Business Model to Provide Operating Leverage (Non-GAAP1) 2016 2017 2018 Long-Term Targets Total Revenue Growth (11%) 10% 17% 20% or better Recurring Revenue as a % 70% 77% 81% Up to 90% of Total Revenue Recurring Gross Margin 73% 72% 74% Approximately 75% Operating Expense as a % 88% 84% 74% Low 50%’s range of Total Revenue Free Cash Flow Margin (16%) (17%) (0%) Approximately 20% 1 For a reconciliation of GAAP to Non-GAAP metrics refer to the appendix page 21 ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

Summary: Financial Highlights • High Visibility Business Model with Increasingly Recurring Revenue • Accelerating Top Line Growth Driven by Subscription Revenue • Industry Leading Retention Rates • Strong Operating Leverage in the Business and Improving FCF Profile • Consistent Performance and Execution on Guidance

Leadership Team Executing on the Opportunity



Andres Reiner
President & CEO
25+ years in enterprise technology including 19 years at PROS



Stefan Schulz
Chief Financial Officer
20+ years in enterprise technology including PROS, BMC, Lawson, & Digital River



Tom Dziersk
EVP of Worldwide Sales
25+ years in enterprise technology including PROS, JDA & NICE



Celia Fleischaker
Chief Marketing Officer
20+ years in enterprise technology including PROS & Epicor



Wagner Williams
Chief People Officer
15 years at PROS in HR, Professional Services, and International Operations



Michael Jahoda
SVP, Professional Services
Nearly 4 years at PROS, 13+ years at Accenture in Pricing & Strategy



Rob Reiner
Chief Technology Officer
20+ years in enterprise technology including PROS, BMC & NetIQ



Damian Olthoff
General Counsel and Secretary
15+ years in corporate law including 7 years at PROS



Jill Sawatzky
VP, Customer Success
20+ years customer-focused IT experience including Citrix & IBM

PROS.

Helping People and Companies Outperform We are OWNERS We are INNOVATORS We CARE We look for every opportunity to create a better We think creatively to find new paths to We put people first… our customers, our employees, PROS and a better experience for our success – for our people, our customers, our partners, and our community. It’s how our company customers–and we hold ourselves accountable. and our business. was started, and how we’ll always run it. ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

Appendix

GAAP to Non-GAAP Reconciliation

	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	Quarter over Quarter % change	Year Ended December 31, 2018	Year Ended December 31, 2017	Year over Year % change
GAAP gross profit	$ 33,155	$ 28,197	18 %	$ 119,845	$ 100,250	20 %
Non-GAAP adjustments:						
New headquarters noncash rent expense	48	—		48	—	
Amortization of acquisition-related intangibles	1,077	1,280		4,624	3,297	
Share-based compensation	396	402		1,721	1,971	
Non-GAAP gross profit	$ 34,676	$ 29,879	16 %	$ 126,238	$ 105,518	20 %
Non-GAAP gross margin	65.9 %	64.5 %		64.1 %	62.5 %	
GAAP loss from operations	$ (9,609)	$ (12,815)	(25)%	$ (49,215)	$ (64,943)	(24)%
Non-GAAP adjustments:						
Acquisition-related expenses	—	107		95	720	
New headquarters noncash rent expense	185	—		185	—	
Amortization of acquisition-related intangibles	1,694	2,112		7,396	5,174	
Share-based compensation	5,098	5,131		21,453	22,796	
Total Non-GAAP adjustments	6,977	7,350		29,129	28,690	
Non-GAAP loss from operations	$ (2,632)	$ (5,465)	(52)%	$ (20,086)	$ (36,253)	(45)%
Non-GAAP loss from operations % of total revenue	(5.0)%	(11.8)%		(10.2)%	(21.5)%	
GAAP net loss	$ (12,760)	$ (16,980)	(25)%	$ (64,246)	$ (77,926)	(18)%
Non-GAAP adjustments:						
Total Non-GAAP adjustments affecting loss from operations	6,977	7,350		29,129	28,690	
Amortization of debt discount and issuance costs	3,065	2,891		11,986	9,228	
Tax impact related to non-GAAP adjustments	617	2,486		5,244	14,498	
Non-GAAP net loss	$ (2,101)	$ (4,253)	(51)%	$ (17,887)	$ (25,510)	(30)%
Non-GAAP diluted loss per share	$ (0.06)	$ (0.13)		$ (0.52)	$ (0.81)	
Shares used in computing non-GAAP loss per share	37,154	31,927		34,465	31,627	

©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary page 26

GAAP to Non-GAAP Reconciliation page 27 ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

GAAP to Non-GAAP Reconciliation Three Months Ended December 31, Year Ended December 31, 2018 2017 2018 2017 Adjusted EBITDA GAAP Loss from Operations $ (9,609) $ (12,815) $ (49,215) $ (64,943) Acquisition-related expenses — 107 95 720 Amortization of acquisition-related intangibles 1,694 2,112 7,396 5,174 New headquarters noncash rent expense 185 — 185 — Share-based compensation 5,098 5,131 21,453 22,796 Depreciation and other amortization 1,576 1,372 5,659 5,357 Capitalized internal-use software development costs (927) (801) (4,613) (2,797) Adjusted EBITDA $ (1,983) $ (4,894) $ (19,040) $ (33,693) Free Cash Flow Net cash provided by (used in) operating activities $ 15,188 $ 4,535 $ 5,703 $ (25,313) Purchase of property and equipment (69) (51) (1,475) (1,286) Purchase of intangible asset (125) (50) (125) (125) Capitalized internal-use software development costs (927) (801) (4,613) (2,797) Free Cash Flow $ 14,067 $ 3,633 $(510)$ (29,521) page 28 ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

GAAP to Non-GAAP Reconciliation Three Months Ended December 31, Year Ended December 31, 2017 2016 2017 2016 Adjusted EBITDA GAAP Loss from Operations $ (12,815) $ (16,258) $(64,943)$ (65,398) Acquisition-related expenses 107 — 720 — Amortization of acquisition-related intangibles 2,112 683 5,174 2,971 Severance — — — 1,070 Share-based compensation 5,131 6,021 22,796 20,466 Depreciation 1,372 1,428 5,357 6,536 Capitalized internal-use software development costs (801) (479) (2,797) (1,048) Adjusted EBITDA $ (4,894) $ (8,605) $(33,693)$ (35,403) Free Cash Flow Net cash provided by (used in) operating activities $ 4,535 $ (7,186) $(25,313)$ (14,345) Purchase of property and equipment (51) (717) (1,286) (7,241) Purchase of intangible asset (50) (1,625) (125) (1,625) Capitalized internal-use software development costs (801) (479) (2,797) (1,048) Free Cash Flow $ 3,633 $ (10,007) $(29,521)$ (24,259) page 29 ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary